U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2011 (January 5, 2011)

Ace Marketing & Promotions, Inc.
(Exact name of registrant as specified in its charter)

New York	000-51160	11-3427886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

457 Rockaway Avenue, Valley Stream, NY 11582
(Address of principal executive offices    (Zip Code)

Registrant's telephone number:  (516) 256-7766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

On January 5, 2011, Ace Marketing & Promotions, Inc. ("Ace") formed Mobiquity Networks, Inc. ("Mobiquity") for the purpose of attempting to develop a proximity marketing network and to derive revenues from same. Ace has assigned certain contracts pertaining to these start-up operations to Mobiquity, which is seeking to complete a plan of financing. We can provide no assurances that Mobiquity will be successful on raising financing on terms satisfactory to it, if at all. This Form 8-K shall not be considered an offer to buy nor an offer to sell any securities of Mobiquity. The securities to be offered by Mobiquity will not be and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an application exemption from registration requirements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACE MARKETING & PROMOTIONS, INC.

Dated: January 11, 2011	By: /s/ Michael D. Trepeta
Michael D. Trepeta, President